SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                           FORM 8-K/A

                ________________________________

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



               Date of Report:  February 12, 1997
                (Date of earliest event reported)


               SMART CHOICE AUTOMOTIVE GROUP, INC.
               (formerly Eckler Industries, Inc.)
     (Exact name of registrant as specified in its charter)


      Florida               1-14082             59-1469577
  (State or other      (Commission File        (IRS Employer
  jurisdiction of           Number)         Identification No.)
  incorporation or
   organization)



     5200 South Washington Avenue, Titusville, Florida 32780
       (Address of principal executive offices, zip code)

                         (407) 269-9680
      (Registrant's telephone number, including area code)


     This Amendment No. 1 supplements the Report on Form 8-K filed with the Securities and Exchange Commission on February 12, 1997 by Smart Choice Automotive Group, Inc., formerly known as Eckler Industries, Inc. (the "Registrant") to file (a) the financial statements of the acquired companies and (b) the pro forma financial information relating to the business combination of the Registrant and the acquired companies.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     The following financial statements of businesses acquired are included herein pursuant to Item 7(a):

SMART CHOICE HOLDINGS, INC.

     Independent Auditors Report
     Balance Sheet as of December 31, 1996
     Statement of Operations for the period from inception (June 21, 1996) through
       December 31, 1996
     Statement of Capital Deficit for the period from inception (June 21, 1996) through December 31, 1996
     Statement of Cash Flows for the period from inception (June 21, 1996) through December
       31, 1996
     Summary of Accounting Policies
     Notes to Financial Statements

LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

     Independent Auditors Report
     Combined Balance Sheets as of December 31,
       1996 and 1995
     Combined Statements of Operations for the
       Years Ended December 31, 1996 and 1995
     Combined Statements of Stockholders' Equity
       for the Years Ended December 31, 1996 and
       1995
     Combined Statements of Cash Flows for the
       Years Ended December 31, 1996 and 1995
     Notes to Combined Financial Statements

225 NORTH MILITARY TRAIL CORPORATION d/b/a MIRACLE
MILE MOTORS AND PALM BEACH FINANCE COMPANY, INC.

     Independent Auditors Report
     Combined Balance Sheets as of December 31,
       1996 and 1995
     Combined Statements of Income and Retained
       Earnings for the Years Ended December 31,
       1996 and 1995
     Combined Statements of Cash Flows for the
       Years ended December 31, 1996 and 1995
     Notes to Combined Financial Statements
     Supplemental Combining Balance Sheets as of
       December 31, 1996
     Supplemental Combining Statements of Income and Retained Earnings for the Year Ended
       December 31, 1996
     Supplemental Combining Balance Sheets as of
       December 31, 1995
     Supplemental Combining Statements of Income and Retained Earnings for the Year ended
       December 31, 1995

FLORIDA FINANCE GROUP, INC., SUNCOAST AUTO
BROKERS, INC., and SUNCOAST AUTO BROKERS
ENTERPRISES, INC.

     Independent Auditor's Report
     Combined Balance Sheets as of December 31,
       1996 and 1995
     Combined Statement of Operations and Retained
       Deficit for the Years Ended December 31,
       1996 and 1995
     Combined Statements of Cash Flows for the
       Years Ended December 31, 1996 and 1995
     Notes to Combined Financial Statements
     Supplemental Combining Balance Sheets as of
       December 31, 1996
     Supplemental Combining Statements of
       Operations and Retained Earnings for the Year Ended December 31, 1996
     Supplemental Combining Balance Sheets as of
       December 31, 1995
     Supplemental Combining Statements of
       Operations and Retained Earnings for the Year Ended December 31, 1995

(b)  Pro Forma Financial Information

     The following pro forma financial information is included herein pursuant to Item 7(b):

SMART CHOICE AUTOMOTIVE GROUP, INC.

     Pro Forma Consolidated Financial Information -
        Explanatory Headnote (unaudited)
     Pro Forma Consolidated Balance Sheets as of December 31,
        1996 (unaudited)
     Pro Forma Consolidated Statements of Operations for the
        year ended December 31, 1996 (unaudited)
     Pro Forma Consolidated Statements of Operations for the
        three months ended December 31, 1996 (unaudited) Notes to Pro Forma Cnsolidated Financial Information
        (unaudited)

(c)  Exhibits

     The Exhibits to this report are set forth in the Exhibit
Index set forth herein.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SMART CHOICE AUTOMOTIVE GROUP, INC.
                         By:/s/Gary R. Smith, President

April 14, 1997



                          EXHIBIT INDEX

     99.1   Financial Statements of Smart Choice
       Holdings, Inc. as of December 31, 1996,
       and related statements of operations,
       capital deficit and cash flows of the year then ended, together with the report of BDO Seidman, L.L.P.

     99.2   Financial Statements of Liberty
       Finance Company, Inc. And Affiliate as of
       December 31, 1996 and 1995, and the
       related combined statements of opertions, stockholder's equity and cash flows of the years then ended, together with the report of Osburn, Henning & Co., CPA's, P.A.

     99.3   Financial Statements of 225 North
       Military Trail Corporation d/b/a Miracle
       Mile Motors and Palm Beach Finance
       Company, Inc. as of December 31, 1996 and
       1995 and the related combined statements of income and retained earnings, and cash flows for the years then ended, together with the report of Spence, Marston, Bunch, Morris & Co., Certified Public
       Accountants.

     99.4   Financial Statements of Florida
       Finance Group, Inc., Suncoast Auto Broker,
       Inc. and Suncoast Auto Broker Enterprises,
       Inc. as of December 31, 1996 and 1995 and the related combined statements of operations and retained deficits of cash flows for the years then ended, together with the report of Spence, Marston, Bunch, Morris & Co., Certified Public
       Accountants.

     99.5   Pro Forma Financial Statements.